Exhibit 99.10

10/98                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,560,653,543.40
Beginning of the Month Finance Charge Receivables:            $   109,535,727.38
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,670,189,270.78

Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00

Additional Principal Receivables:                             $   133,568,171.87
Additional Finance Charge Receivables:                        $       922,650.24
Additional Total Receivables:                                 $   134,490,822.11

Discounted Receivables Generated this Period:                 $             0.00

End of the Month Principal Receivables:                       $ 2,606,297,821.32
End of the Month Finance Charge Receivables:                  $   108,344,082.86
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 2,714,641,904.18

Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust II Series)        $ 2,375,000,000.00
End of the Month Transferor Amount                            $   231,297,821.32
End of the Month Transferor Percentage                                     8.87%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                 RECEIVABLES

       30-59 Days Delinquent                                  $    56,689,490.22
       60-89 Days Delinquent                                  $    41,838,760.68
       90+ Days Delinquent                                    $    74,697,798.09
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10/98                                                                     Page 2

       Total 30+ Days Delinquent                              $   173,226,048.99
       Delinquent Percentage                                               6.38%

Defaulted Accounts During the Month                           $    10,544,300.69
Annualized Default Percentage                                              4.94%

Principal Collections                                             338,980,911.74
Principal Payment Rate                                                    13.24%

Total Payment Rate                                                        14.43%

INVESTED AMOUNTS

       Class A Initial Invested Amount                        $   370,500,000.00
       Class B Initial Invested Amount                        $    57,000,000.00
       Class C Initial Invested Amount                        $    47,500,000.00

INITIAL INVESTED AMOUNT                                       $   475,000,000.00

       Class A Invested Amount                                $   468,000,000.00
       Class B Invested Amount                                $    72,000,000.00
       Class C Invested Amount                                $    60,000,000.00

INVESTED AMOUNT                                               $   600,000,000.00

       Class A Adjusted Invested Amount                       $   468,000,000.00
       Class B Adjusted Invested Amount                       $    72,000,000.00
       Class C Adjusted Invested Amount                       $    60,000,000.00

ADJUSTED INVESTED AMOUNT                                      $   600,000,000.00

PREFUNDED AMOUNT                                              $             0.00

FLOATING ALLOCATION PERCENTAGE                                            20.63%
PRINCIPAL ALLOCATION PERCENTAGE                                           20.63%

       Class A Principal Allocation Percentage                            78.00%
       Class B Principal Allocation Percentage                            12.00%
       Class C Principal Allocation Percentage                            10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         70,309,828.06
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10/98                                                                     Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                          9,623,281.90

MONTHLY SERVICING FEE                                         $       882,580.64

INVESTOR DEFAULT AMOUNT                                       $     2,175,289.23


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

       Class A Finance Charge Collections                     $     8,291,255.28
       Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     8,291,255.28

       Class A Monthly Interest                               $     2,312,373.44
       Class A Servicing Fee                                  $       688,412.90
       Class A Investor Default Amount                        $     1,696,725.60

TOTAL CLASS A EXCESS SPREAD                                   $     3,593,743.34

CLASS A REQUIRED AMOUNT                                       $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

       Class B Finance Charge Collections                     $     1,275,577.74
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $     1,275,577.74

       Class B Monthly Interest                               $       371,749.76
       Class B Servicing Fee                                  $       105,909.68

TOTAL CLASS B EXCESS SPREAD                                   $       797,918.30
CLASS B INVESTOR DEFAULT AMOUNT                                       261,034.71
CLASS B REQUIRED AMOUNT                                               261,034.71
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10/98                                                                     Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                          88,258.06

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $     5,366,385.04

       Excess Spread Applied to Class A Required Amount       $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                            $             0.00

       Excess Spread Applied to Class B
       Required Amount                                        $       261,034.71

       Excess Spread Applied to Reductions of                 $             0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount       $       559,320.39

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                $             0.00

       Excess Spread Applied to Monthly Cash                  $       110,322.58
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to Spread Account                $             0.00

       Excess Spread Applied to Reserve Account               $             0.00

       Excess Spread Applied to other amounts owed to         $             0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders               $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                       $     4,435,707.36
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10/98                                                                     Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    19,305,664.73

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                           $             0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                  $             0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                  $             0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                            $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor           $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                $             0.00
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10/98                                                                     Page 6

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.67%
       Base Rate (Prior Month)                                             7.85%
       Base Rate (Two Months Ago)                                          7.91%

THREE MONTH AVERAGE BASE RATE                                              7.81%

       Portfolio Yield (Current Month)                                    16.91%
       Portfolio Yield (Prior Month)                                       8.76%
       Portfolio Yield (Two Months Ago)                                    9.07%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.58%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $    70,309,828.06

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests              $             0.00

                  Allocable to Class B Certificates           $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    70,309,828.06
SHARING
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10/98                                                                     Page 7

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

CLASS C INVESTOR CHARGE OFFS                                  $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $             0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $    18,000,000.00
       Available Cash Collateral Amount                       $    18,000,000.00

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By: /s/ Tracie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       Vice President